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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - February 13, 2003

                        (Date of Earliest Event Reported)

                          GIGA INFORMATION GROUP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21529

          Delaware                                             06-1422860
----------------------------                             -----------------------
  (State of Incorporation)                                  (I.R.S. Employer
                                                           Identification No.)


 139 Main Street, Cambridge, MA                                   02142
--------------------------------                         -----------------------
     (Address of principal                                      Zip Code
     executive offices)


       Registrant's telephone number, including area code: (617) 577-4900


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ITEM 9. REGULATION FD DISCLOSURE.

     On February 13, 2003, Giga Information Group, Inc. issued the following press release:


FOR IMMEDIATE RELEASE

                                            PRESS RELEASE

                                            CONTACT:
                                            Public Relations
                                            Christina Thirkell
                                            (617) 577-4965
                                            cthirkell@gigaweb.com

                                            Investors
                                            Qorvis Communications
                                            Karen Vahouny
                                            (703) 744-7800
                                            kvahouny@qorvis.com

GIGA INFORMATION GROUP, INC., ANNOUNCES RECEIPT OF APPROVAL UNDER THE HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT

CAMBRIDGE, MA (February 13, 2003) -- Giga Information Group, Inc. (OTC BB: GIGX) announced today that, in connection with Forrester Research's (NASDAQ: FORR) acquisition of Giga, the Federal Trade Commission has notified both Giga and Forrester of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. All necessary U.S. regulatory approvals relating to the offer have now been obtained.

As previously announced, Forrester's tender offer to purchase all outstanding shares of Giga will expire at 12:00 p.m. Eastern time, on Monday, February 24, 2003, unless the offer is extended.

For additional information, please contact MacKenzie Partners, Inc., the Information Agent for the offer, at +1 800/322-2885.



ABOUT GIGA INFORMATION GROUP, INC.

Giga Information Group is a leading global technology advisory firm that provides


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objective research, pragmatic advice and personalized consulting. Emphasizing close interaction between analyst and client, Giga enables companies to make better strategic decisions that maximize technology investments and achieve business results.

Founded in 1995, Giga is headquartered in Cambridge, Mass. and has offices throughout the Americas and Europe -- as well as Latin America, Asia/Pacific and the Middle East. For additional information, visit www.gigaweb.com.

(C) 2003 Giga Information Group, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2003
                                    GIGA INFORMATION GROUP, INC.


                                    By:   /s/ VICTORIA M. LYNCH
                                          ---------------------
                                          Victoria M. Lynch.
                                          Senior Vice President and
                                          Chief Financial Officer


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